                                                                    EXHIBIT 99.2

                          FORM OF MARKETING MATERIALS

                             THE TROY SAVINGS BANK

                  PROPOSED LETTERS/QUESTION & ANSWER BROCHURE

                                     INDEX

1.                      Dear Depositor Letter*......................................

2.                      Dear Depositor Letter for Non Eligible States...............

3.                      Dear Friend Letter -- Non Voting Depositors*................

4.                      Dear Potential Investor Letter*.............................

                        Dear Customer Letter -- Used as a Cover Letter for States
5.                      Requiring "Agent" Mailing*..................................

6.                      Proxy Request...............................................

7.                      Proxy and Stock Question & Answer Brochure*.................

8.                      Mailing Insert/Lobby Poster.................................

9.                      Invitation Letter -- Informational Meetings.................

                        Dear Subscriber/Acknowledgment Letter -- Initial Response to
10.                     Stock Order Received........................................

11.                     Dear Charter Shareholder -- Confirmation Letter.............

12.                     Dear Interested Investor -- No Shares Available Letter......

                        Welcome Shareholder Letter -- For Initial Certificate
13.                     Mailing.....................................................

                        Dear Interested Subscriber Letter -- Subscription
14.                     Rejection...................................................

15.                     Letter for Sandler O'Neill Mailing to Clients*..............

---------------

* Accompanied by a Prospectus

Note: Items 1 through 8 are produced by the Financial Printer and Items 9 through 15 are produced by the Conversion Center.

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                                                                                LOGO: Troy Financial Corporation
                                                                       Subscription & Community Offering Stock Order Form


                                                                -------------------------------   ----------------------------
                                                                Bank Use
                                                                -------------------------------       THE TROY SAVINGS BANK
                                                                IMPORTANT-PLEASE NOTE: A                CONVERSION CENTER
                                                                properly completed original            XXX ______________
                                                                stock order form must be used            Troy, NY XXXXX
                                                                to subscribe for Common Stock.           (XXX) XXX-XXXX
                                                                Copies of this form are not       ----------------------------
                                                                required to be accepted Please
                                                                read the Stock Ownership Guide           EXPIRATION DATE
                                                                and Stock Order Form                 for Stock Order Forms:
                                                                Instructions as you complete           Day, Month X, 1999
                                                                this form.                          12:00 Noon, New York Time
------------------------------------------------------------------------------------------------------------------------------
                                                                                    The minimum number of shares that may be
   (1) NUMBER OF SHARES                              (2) TOTAL PAYMENT DUE          subscribed for is 25 and the maximum number
---------------------------   SUBSCRIPTION PRICE  -------------------------------   of shares that may be subscribed for in the
                                 X $ 10.00 =                                        Subscription Offering is 50,000 shares. See
---------------------------                       -------------------------------   Instructions.
------------------------------------------------------------------------------------------------------------------------------
[ ](3) EMPLOYEE/OFFICER/TRUSTEE/DIRECTOR INFORMATION                         (6) PURCHASER INFORMATION
   Check here if you are an employee, officer, trustee or director        a. [ ]    Check here if you are an Eligible Account
   of The Troy Savings Bank or Troy Financial Corporation or a member               Holder with a deposit account(s) totalling
   of such person's immediate family living in the same household.                  $100.00 or more on June 30, 1997. List
----------------------------------------------------------------------              account(s) below.
   (4) METHOD OF PAYMENT/CHECK                   -------------------
   Enclosed is a check or money order made          Check Amount          b. [ ]    Check here if you are a Supplemental
   payableto The Troy Savings Bank in the                                           Eligible Account Holder with a deposit
   amount indicated in this box.                 -------------------                account(s) totalling $100.00 or more on
----------------------------------------------------------------------              December 31, 1998. List account(s) below.
   (5) METHOD OF PAYMENT/WITHDRAWAL                                      ------------------------------------------------------
   The undersigned authorizes withdrawal from the following account(s)      Account Title      Account Number(s)     Bank Use
   at The Troy Savings Bank. Individual Retirement Accounts maintained   (Names on Accounts)
   at The Troy Savings Bank cannot be used. See "Questions and Answers"  ------------------------------------------------------
   in the Prospectus. There is no early withdrawal penalty for this
   form of payment.                                                      ------------------------------------------------------
-----------------------------------------------------------------------
    Account Number(s)                  Withdrawal Amount(s)   Bank Use   ------------------------------------------------------
-----------------------------------------------------------------------
                                                                         ------------------------------------------------------
-----------------------------------------------------------------------
                                                                         ------------------------------------------------------
-----------------------------------------------------------------------  PLEASE NOTE: FAILURE TO LIST ALL YOUR ACCOUNTS MAY
                                                                         RESULT IN THE LOSS OF PART OR ALL OF YOUR SUBSCRIPTION
-----------------------------------------------------------------------  RIGHTS. IF ADDITIONAL SPACE IS NEEDED, PLEASE UTILIZE
 Total Withdrawal Amount                                                 THE BACK OF THIS STOCK ORDER FORM.
-----------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
   (7) STOCK REGISTRATION/FORM OF STOCK OWNERSHIP                                       ---- ---- ----  ---- ---- ---- ---- ----
                                                                                                      -          -
[ ]  Individual                 [ ]  Joint Tenants             [ ]  Tenants in Common   ---- ---- ----  ---- ---- ---- ---- ----

[ ]  Fiduciary                  [ ]  Company/Corp/Partnership  [ ]  Uniform Transfers   [ ] IRA or other Qualified Plan -
     (i.e. trust, estate, etc.)                                     to Minors Act           Beneficial Owners SS#

   (8) NAME(S) IN WHICH STOCK IS TO BE REGISTERED (PLEASE PRINT CLEARLY) -
       ADDING THE NAMES OF OTHER PERSON(S) WHO ARE NOT OWNERS OF YOUR QUALIFYING ACCOUNT(S) WILL RESULT IN YOUR ORDER
       BECOMING NULL AND VOID.
------------------------------------------------------------------------------------------------------------------------------
     Names(s)                                                                                      Social Security # or Tax ID

------------------------------------------------------------------------------------------------------------------------------
     Name(s) continued                                                                             Social Security # or Tax ID

------------------------------------------------------------------------------------------------------------------------------
     Street Address                                                                                County of Residence

------------------------------------------------------------------------------------------------------------------------------
     City                                                          State             Zip Code

-------------------------------------------------------------------------------------------------
   (9) TELEPHONE -          Daytime (      )                       Evening (      )

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
[ ] (10) NASD AFFILIATION - Check here if you are a member of the                (11) ASSOCIATES - ACTING IN CONCERT
    National Association of Securities Dealers, Inc. ("NASD"), a person          Check here, and complete the reverse
    associated with an NASD member, a member of the immediate family of          side of this form, if you or any
    any such person to whose support such person contributes, directly           associates (as defined on the reverse
    or indirectly, or the holder of an account in which an NASD member           side of this form) or persons acting in
    or person associated with an NASD member has a beneficial interest.          concert with you have submitted other
    To comply with conditions under which an exemption from the NASD's           orders for shares in the Subscription
    Interpretation With Respect to Free-Riding and Withholding is                and/or Community Offerings.
    available, you agree, if you have checked the NASD Affiliation box,
    (i) not to sell, transfer or hypothecate the stock for a period of three months following issuance, and (ii) to report this
    subscription in writing to the applicable NASD member within one day of payment therefor.
------------------------------------------------------------------------------------------------------------------------------
    (12) ACKNOWLEDGMENT - To be effective, this Stock Order Form and accompanying                 BANK USE ONLY
    Certification Form and your payment must be properly completed and physically received        --------------------
    by The Troy Savings Bank no later than 12:00 noon, New York time, on ____  ,  ____ X,         --------------------
    1999, unless extended; otherwise this Stock Order Form and all subscription rights will be void. The undersigned agrees that after receipt by The Troy Savings Bank, this Stock
    Order Form may not be modified, withdrawn or canceled without the Bank's consent and if authorization to withdraw from deposit accounts at the Bank has been given as payment for shares; the amount authorized for withdrawal shall not otherwise be available for
    withdrawal by the undersigned. Under penalty of perjury, I hereby certify that the            --------------------
    Social Security or Tax ID Number and the information provided on this Stock Order Form        --------------------
    is true, correct and complete, that I am not subject to back-up withholding, and that I am purchasing solely for my own account and that there is no agreement or understanding regarding the sale or transfer of such shares, or my right to subscribe for shares herewith. it is understood that this Stock Order Form will be accepted in accordance with, and subject to, the terms and conditions of the Plan of Conversion of the Bank described in the accompanying Prospectus. The undersigned hereby acknowledges receipt of the Prospectus at least 48 hours prior to delivery of this Stock Order Form to the Bank.
    FEDERAL REGULATIONS PROHIBIT ANY PERSON FROM TRANSFERRING, OR ENTERING INTO ANY
    AGREMENT, DIRECTLY OR INDIRECTLY, TO TRANSFER THE LEGAL OR BENEFICIAL OWNERSHIP OF
    SUBSCRIPTION RIGHTS OR THE UNDERLYING SECURITIES TO THE ACCOUNT OF ANOTHER. THE TROY          --------------------
    SAVINGS BANK AND TROY FINANCIAL CORPORATION WILL PURSUE ANY AND ALL LEGAL AND EQUITABLE       BANK USE ONLY
    REMEDIES IN THE EVENT THEY BECOME AWARE OF THE TRANSFER OF SUBSCRIPTION RIGHTS AND WILL       --------------------
    NOT HONOR ORDERS KNOWN BY THEM TO INVOLVE SUCH TRANSFER.                                      --------------------

 -------------------------------------             ----------------------------------------
     SIGNATURE                DATE                 SIGNATURE                         DATE


 -------------------------------------             ----------------------------------------

           THE CERTIFICATION FORM ON THE REVERSE SIDE MUST BE SIGNED
------------------------------------------------------------------------------------------------------------------------------

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
ITEM (6) a, b -- (CONTINUED)

---------------------------------------------------------------------  -------------------------------------------------------
Account Title                Account Number(s)          Bank Use       Account Title           Account Number(s)      Bank Use
(Names on Accounts)                                                    (Names on Accounts)
---------------------------------------------------------------------  -------------------------------------------------------

---------------------------------------------------------------------  -------------------------------------------------------

---------------------------------------------------------------------  -------------------------------------------------------

---------------------------------------------------------------------  -------------------------------------------------------

---------------------------------------------------------------------  -------------------------------------------------------

ITEM (11) -- (CONTINUED)          "Associate" is defined as: (i) any corporation or organization (other than Troy Financial
List below all other orders       Corporation, the Bank or a majority-owned subsidiary of the Bank or The Troy Savings Bank
submitted by you or Associates    Community Foundation) of which such person is an officer or partner or is, directly or
(as defined) or by persons        indirectly, the beneficial owner of 10% or more of any class of equity securities; (ii) any
acting in concert with you.       trust or other estate in which such person has a substantial beneficial interest or as to which
--------------------------------  such person serves as a trustee or in a similar fiduciary capacity; provided, however, such term
 Name(s) listed on    Number      shall not include Troy Financial Corporation's or The Troy Savings Bank's employee benefit plans
 other Stock Order   of Shares    in which such person has a substantial beneficial interest or serves as a trustee or in a
       Forms          Ordered     similar fiduciary capacity; and (iii) ANY RELATIVE OR SPOUSE OF SUCH PERSON, OR ANY RELATIVE OF
--------------------------------  SUCH SPOUSE, WHO EITHER HAS THE SAME HOME AS SUCH PERSON or who is a trustee, director or
                                  officer of the Bank or Troy Financial Corporation or any of its parents or subsidiaries thereof.
--------------------------------  Trustees or directors of the Bank or Troy Financial Corporation are not treated as associates solely because of their Board memberships.
--------------------------------

--------------------------------

--------------------------------
-------------------------------------------------------------------------------------------------------------------------------

                               YOU MUST SIGN THE FOLLOWING CERTIFICATION IN ORDER TO PURCHASE STOCK

                                                        CERTIFICATION FORM

     I ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE FEDERAL
     DEPOSIT INSURANCE CORPORATION, AND IS NOT INSURED OR GUARANTEED BY THE TROY SAVINGS BANK, THE FEDERAL GOVERNMENT, OR BY ANY
     GOVERNMENT AGENCY. THE ENTIRE AMOUNT OF AN INVESTOR'S PRINCIPAL IS SUBJECT TO LOSS.

     I further certify that, before purchasing the Common Stock, par value $0.0001 per share, of Troy Financial Corporation (the
     "Company"), the proposed holding company for The Troy Savings Bank, I received a Prospectus of the Company dated          ,
     1999 relating to such offer of Common Stock.


     The Prospectus that I received contains disclosure concerning the nature of the Common Stock being offered by the Company and describes in the "Risk Factors" section beginning on page __ of the Prospectus the risks involved in the investment in this
     Common Stock, including but not limited to the:



      1. Factors Which Will Negatively Impact Earnings


      2. Our Return on Equity in the Future May be Below the Industry Average


      3. The Year 2000 Problem Could Significantly Impact Our Consolidated
         Financial Condition and Results of Operations


      4. Risk of Anti-Takeover Provisions and Actions


      5. If Real Estate Values in Our Market Area Worsen, Our Financial
         Condition and Earnings Could Be Adversely Affected


      6. You Could Have Difficulty Selling Our Stock If an Active Trading
         Market Does Not Develop


      7. Distribution of Subscription Rights Could Result in Adverse Income Tax
         Consequences to You


                                   THIS CERTIFICATION MUST BE SIGNED IN ORDER TO PURCHASE STOCK

 ----------------------------------------------------             -------------------------------------------------------
     SIGNATURE                               DATE                 SIGNATURE                                        DATE


 ----------------------------------------------------             -------------------------------------------------------


 ----------------------------------------------------             -------------------------------------------------------
    NAME (PLEASE PRINT)                                           NAME (PLEASE PRINT)


 ----------------------------------------------------             -------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

[LOGO] TROY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                             STOCK OWNERSHIP GUIDE
INDIVIDUAL
Include the first name, middle initial and last name of the shareholder. Avoid the use of two initials. Please omit words that do not affect ownership rights, such as "Mrs.", "Mr.", "Dr.", "special account", "single person", etc.
--------------------------------------------------------------------------------
JOINT TENANTS
Joint tenants with right of survivorship may be specified to identify two or more owners. When stock is held by joint tenants with right of survivorship, ownership Is intended to pass automatically to the surviving joint tenant(s) upon the death of any joint tenant. All parties must agree to the transfer or sale of shares held by joint tenants.
--------------------------------------------------------------------------------
TENANTS IN COMMON
Tenants in common may also be specified to identify two or more owners. When stock is held by tenants in common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held by tenants in common.
--------------------------------------------------------------------------------
UNIFORM TRANSFERS TO MINORS ACT ("UTMA")
Stock may be held in the name of a custodian for a minor under the Uniform Transfers to Minors Act of each state. There may be only one custodian and one minor designated on a stock certificate. The standard abbreviation for Custodian is "CUST", while the Uniform Transfers to Minors Act is "UTMA". Standard U.S. Postal Service state abbreviations should be used to describe the appropriate state. For example, stock held by John Doe as custodian for Susan Doe under the New Jersey Uniform Transfers to Minors Act will be abbreviated John Doe, CUST Susan Doe UTMA NJ (use minor's social security number).
--------------------------------------------------------------------------------
FIDUCIARIES
Information provided with respect to stock to be held in a fiduciary capacity must contain the following:
- The name(s) of the fiduciary. If an individual, last the first name, middle initial and last name. If a corporation, list the full corporate title (name). If an individual and a corporation, list the corporation's title before the individual.
- The fiduciary capacity, such as administrator, executor, personal representative, conservator, trustee, committee, etc.
- A description of the document governing the fiduciary relationship, such as a trust agreement or court order. Documentation establishing a fiduciary relationship may be required to register your stock in a fiduciary capacity.
- The date of the document governing the relationship, except that the date of a trust created by a will need not be included in the description.
- The name of the maker, donor or testator and the name of the beneficiary.
An example of fiduciary ownership of stock in the case of a trust is: John Doe, Trustee Under Agreement Dated 10-1-87 for Susan Doe.
--------------------------------------------------------------------------------
                         STOCK ORDER FORM INSTRUCTIONS

ITEMS 1 AND 2 - NUMBER OF SHARES AND TOTAL PAYMENT DUE
Fill in the number of shares that you wish to purchase and the total payment due. The amount due is determined by multiplying the number of shares by the subscription price of $10.00 per share. The minimum purchase in the Subscription Offering is 25 shares. As more fully described in the Plan of Conversion outlined in the Prospectus, the maximum purchase by each Eligible Account Holder or Supplemental Eligible Account Holder in the Subscription Offering is $500,000 (50,000 shares), and the maximum purchase in the Community Offering by any person, together with associates or persons acting in concert, is $500,000 (50,000 shares). However, no person, together with associates and persons acting in concert with such person, may purchase in the aggregate more than $1,000,000 (100,000 shares) of Common Stock.
--------------------------------------------------------------------------------
ITEM 3 - EMPLOYEE/OFFICER/TRUSTEE/DIRECTOR INFORMATION
Please check this box to indicate whether you are an employee, officer, trustee or director of The Troy Savings Bank or Troy Financial Corporation or a member of such person's immediate family living in the same household.
--------------------------------------------------------------------------------
ITEM 4 - METHOD OF PAYMENT BY CHECK
Payment for shares may be made in cash (only if delivered by you in person to a branch office of The Troy Savings Bank) or by check, or money order payable to The Troy Savings Bank. Your funds will earn interest at the Bank's passbook rate of interest from the date of receipt until the Conversion is completed. DO NOT MAIL CASH TO PURCHASE STOCK! Please indicate the total check(s) amount in this box if your method of payment is by check or money order.
--------------------------------------------------------------------------------
ITEM 5 - METHOD OF PAYMENT BY WITHDRAWAL
If you pay for your stock by a withdrawal from a deposit account at The Troy Savings Bank, indicate the account number(s) and the amount of your withdrawal authorization for each account. The total amount withdrawn should equal the amount of your stock purchase. There will be no penalty assessed for early withdrawals from certificate accounts used for stock purchases. THIS FORM OF PAYMENT MAY NOT BE USED IF YOUR ACCOUNT IS AN INDIVIDUAL RETIREMENT ACCOUNT OR QUALIFIED PLAN.
--------------------------------------------------------------------------------
ITEM 6 - PURCHASER INFORMATION
a. Please check this box if you are an Eligible Account Holder with a deposit account(s) totalling $100.00 or more on June 30, 1997.
b. Please check this box if you are a Supplemental Eligible Account Holder with a deposit account(s) totalling $100.00 or more on December 31, 1999.
Please list all names and all account numbers on accounts you had at these dates in order to insure proper identification of your purchase rights.
PLEASE NOTE: FAILURE TO LIST ALL YOUR ACCOUNTS MAY RESULT IN THE LOSS OF PART OR ALL OF YOUR SUBSCRIPTION RIGHTS.
--------------------------------------------------------------------------------
ITEMS 7, 8 AND 9 - STOCK REGISTRATION/FORM OF STOCK OWNERSHIP, NAMES AND TELEPHONE NUMBER
The stock transfer industry has developed a uniform system of shareholder registrations that will be used in the issuance of your Troy Financial Corporation Common Stock. Please complete items 7, 8 and 9 as fully and accurately as possible, and be certain to supply your social security or Tax I.D. number(s) and your daytime and evening telephone number(s). We may need to call you if we cannot execute your order as given. If you have any questions regarding the registration of your stock, please consult your legal advisor. Stock ownership must be registered in one of the ways described above under "Stock Ownership Guide". ADDING THE NAMES OF OTHER PERSONS WHO ARE NOT OWNERS OF YOUR QUALIFYING ACCOUNT(S) WILL RESULT IN YOUR ORDER BECOMING VOID.
--------------------------------------------------------------------------------
ITEM 10 - NASD AFFILIATION
Please check this box if you are a member of the NASD or if this item otherwise applies to you.
--------------------------------------------------------------------------------
ITEM 11 - ASSOCIATES ACTING IN CONCERT
Please check this box if you or any associate (as defined on the reverse side of the Stock Order Form) or person acting in concert with you has submitted another order for shares and complete the reverse side of the Stock Order Form.
--------------------------------------------------------------------------------
ITEM 12 - ACKNOWLEDGEMENT
Please sign and date the Stock Order Form and Certification Form where indicated. Before you sign, review the Stock Order Form, including the acknowledgement, and the Certification Form. Normally, one signature is required. An additional signature is required only when payment is to be made by withdrawal from a deposit account that requires multiple signatures to withdraw funds.
--------------------------------------------------------------------------------
You may mail your completed Stock Order Form and Certification Form in the envelope that has been provided, or you may deliver your Stock Order Form and Certification Form to any branch office of The Troy Savings Bank. Your Stock Order Form and Certification Form, properly completed, and payment in full (or withdrawal authorization) at the subscription price must be physically received by The Troy Savings Bank no later than 12:00 noon, New York time, on ______, ________ XX, 1999 or it will become void. If you have any remaining questions, or if you would like assistance in completing your Stock Order Form and Certification Form, you may call our Conversion Center at (XXX) XXX-XXXX within New York, or (XXX) XXX-XXXX, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. The Conversion Center will be closed for the ____________ holiday.
--------------------------------------------------------------------------------

                          [TROY FINANCIAL CORPORATION]

Dear Depositor:

     The Board of Trustees of The Troy Savings Bank has voted unanimously in favor of a plan to convert from a state chartered mutual savings bank to a state chartered stock savings bank. As part of this plan, we have formed a holding company, Troy Financial Corporation, which will become the parent company of The Troy Savings Bank. We are converting so that The Troy Savings Bank will be structured in the form of ownership used by a growing number of savings institutions and to allow our Bank to become even stronger.

     In addition, as part of the conversion and in furtherance of its long-standing commitment to its community, the Bank intends to establish a charitable foundation to be known as The Troy Savings Bank Community Foundation. This foundation will be dedicated to charitable and educational purposes.

     TO ACCOMPLISH THE CONVERSION, YOUR PARTICIPATION IS EXTREMELY
IMPORTANT. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the Plan of Conversion and mailing your signed proxy card immediately in the enclosed postage-paid envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Voting Depositors and wish to vote in person, you may do so by revoking any previously executed proxy. If you have an IRA or other Qualified Plan account for which the Bank acts as trustee and we do not receive a proxy from you, the Bank, as trustee for such account, intends to vote in favor of the Plan of Conversion on your behalf.

     If the Plan of Conversion is approved let me assure you that:

     - Deposit accounts will continue to be federally insured to the same extent permitted by law.

     - Existing deposit accounts and loans will not undergo any change as a result of the conversion.

     - Voting for approval will not obligate you to buy any shares of Common Stock.

     As a qualifying account holder, you may also take advantage of your nontransferable rights to subscribe for shares of Troy Financial Corporation's Common Stock on a priority basis, before the stock is offered to the general public. The enclosed Proxy Statement and Prospectus describes the stock offering and the operations of the Bank. If you wish to purchase stock, please complete the stock order and certification form and mail it along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the Bank) to The Troy Savings Bank in the enclosed YELLOW postage-paid envelope marked "STOCK ORDER RETURN", or return it to any branch office of the Bank. Your order must be physically received by the Bank no later
than 12:00 noon New York time on      ,           X, 1999. PLEASE READ THE
PROSPECTUS CAREFULLY BEFORE MAKING AN INVESTMENT DECISION.

     If you wish to use funds in your IRA or Qualified Plan at The Troy Savings Bank to subscribe for Common Stock, please be aware that applicable law requires that such funds first be transferred to a self-directed retirement account with a trustee other than The Troy Savings Bank. The transfer of such funds to a new trustee takes time, so please make arrangements as soon as possible.

     If you have any questions after reading the enclosed material, please call our Conversion Center at (XXX) XXX-XXXX, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Please note that the Conversion Center will be closed for Bank holidays.

                                         Sincerely,

                                         Daniel J. Hogarty, Jr.
                                         Chairman of the Board, President and
                                         Chief Executive Officer

The shares of Common Stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                       #1

                          [TROY FINANCIAL CORPORATION]

Dear Depositor:

     The Board of Trustees of The Troy Savings Bank has voted unanimously in favor of a plan to convert from a state chartered mutual savings bank to a state chartered stock savings bank. As part of this plan, we have formed a holding company, Troy Financial Corporation, which will become the parent company of The Troy Savings Bank. We are converting so that The Troy Savings Bank will be structured in the form of ownership used by a growing number of savings institutions and to allow our Bank to become even stronger.

     In addition, as part of the conversion and in furtherance of its long-standing commitment to its community, the Bank intends to establish a charitable foundation to be known as The Troy Savings Bank Community Foundation. This foundation will be dedicated to charitable and educational purposes.

     TO ACCOMPLISH THE CONVERSION, YOUR PARTICIPATION IS EXTREMELY
IMPORTANT. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the Plan of Conversion and mailing your signed proxy card immediately in the enclosed postage-paid envelope. Should you choose to attend the Special Meeting of Voting Depositors and wish to vote in person, you may do so by revoking any previously executed proxy. If you have an IRA or other Qualified Plan account for which the Bank acts as trustee and we do not receive a proxy from you, the Bank, as trustee for such account, intends to vote in favor of the Plan of Conversion on your behalf.

     If the Plan of Conversion is approved let me assure you that:

     - Deposit accounts will continue to be federally insured to the same extent permitted by law.

     - Existing deposit accounts and loans will not undergo any change as a result of the conversion.

     We regret that we are unable to offer you Common Stock in the Subscription Offering, because the laws of your state or jurisdiction require us to register either (1) the to-be-issued Common Stock of Troy Financial Corporation, or (2) an agent of The Troy Savings Bank to solicit the sale of such stock, and the number of eligible subscribers in your state or jurisdiction does not justify the expense of such registration.

     If you have any questions after reading the enclosed material, please call our Conversion Center at (XXX) XXX-XXXX, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Please note that the Conversion Center will be closed for Bank holidays.

                                         Sincerely,

                                         Daniel J. Hogarty, Jr.
                                         Chairman of the Board, President and
                                         Chief Executive Officer

The shares of Common Stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
                                       #2

                          [TROY FINANCIAL CORPORATION]

Dear Friend of The Troy Savings Bank:

     The Troy Savings Bank is in the process of converting from a state chartered mutual savings bank to a state chartered stock savings bank. As part of this plan, we have formed a holding company, Troy Financial Corporation, which will become the parent company of the Bank. We are converting so that the Bank will be structured in the form of ownership used by a growing number of savings institutions and to allow our Bank to become even stronger. The conversion will in no way affect the insurance of deposit accounts or other services offered by the Bank.

     In addition, as part of the conversion and in furtherance of its long-standing commitment to its community, the Bank intends to establish a charitable foundation to be known as The Troy Savings Bank Community Foundation. This foundation will be dedicated to charitable and educational purposes.

     As a qualifying account holder, you may take advantage of your nontransferable rights to subscribe for shares of Troy Financial Corporation's Common Stock on a priority basis, before the stock is offered to the general public. The enclosed Prospectus describes the stock offering and the operations of the Bank. If you wish to purchase stock, please complete the stock order and certification form and mail it along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the
Bank) to The Troy Savings Bank in the enclosed postage-paid envelope, or return it to any branch office of the Bank Your order must be physically received by
the Bank no later than 12:00 noon New York time on      ,           X, 1999.
PLEASE READ THE PROSPECTUS CAREFULLY BEFORE MAKING AN INVESTMENT DECISION.

     If you have any questions after reading the enclosed material, please call our Conversion Center at (XXX) XXX-XXXX, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Please note that the Conversion Center will be closed for Bank holidays.

                                         Sincerely,

                                         Daniel J. Hogarty, Jr.
                                         Chairman of the Board, President and
                                         Chief Executive Officer

The shares of Common Stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
                                       #3

                          [TROY FINANCIAL CORPORATION]

Dear Potential Investor:

     We are pleased to provide you with the enclosed material regarding the conversion of The Troy Savings Bank from a state chartered mutual savings bank to a state chartered stock savings bank.

     This information packet includes the following:

        PROSPECTUS: This document provides detailed information about The Troy Savings Bank's operations, the proposed stock offering by Troy Financial Corporation, a holding company formed by Troy Savings to become its parent company upon completion of the conversion and the establishment of a charitable foundation as part of the conversion. Please read it carefully prior to making an investment decision.

        QUESTION AND ANSWER BROCHURE: This answers commonly asked questions about the stock offering and establishment of the charitable foundation.

        STOCK ORDER AND CERTIFICATION FORM: Use this form to subscribe for stock and return it together with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the
        Bank) in the enclosed postage-paid envelope. Your order must be physically received by the Bank no later than 12:00 noon, New York time
        on      ,           X, 1999.

     We are pleased to offer you this opportunity to become one of our charter shareholders. If you have any questions regarding the conversion or the Prospectus, please call our Conversion Center at (XXX) XXX-XXXX, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Please note that the Conversion Center will be closed for Bank holidays.

                                         Sincerely,

                                         Daniel J. Hogarty, Jr.
                                         Chairman of the Board, President and
                                         Chief Executive Officer

The shares of Common Stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
                                       #4

                 [SANDLER O'NEILL & PARTNERS, L.P. LETTERHEAD]

Dear Customer of The Troy Savings Bank:

     At the request of The Troy Savings Bank and Troy Financial Corporation, a holding company formed by Troy Savings to become its parent company, we have enclosed material regarding the offering of Common Stock in connection with the conversion of Troy Savings from a state chartered mutual savings bank to a state chartered stock savings bank. These materials include a Prospectus and a stock order and certification form, which offer you the opportunity to subscribe for shares of Common Stock of Troy Financial Corporation .

     We recommend that you read this material carefully. If you decide to subscribe for shares, you must return the properly completed and signed stock order and certification form, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with the
Bank), no later than 12:00 noon, New York time on      ,           X, 1999 in
the accompanying YELLOW postage-paid envelope marked "STOCK ORDER RETURN". If you have any questions after reading the enclosed material, please call the Conversion Center at (XXX) XXX-XXXX, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., and ask for a Sandler O'Neill representative. Please note that the Conversion Center will be closed for Bank holidays.

     We have been asked to forward these documents to you in view of certain requirements of the securities laws of your jurisdiction. We should not be understood as recommending or soliciting in any way any action by you with regard to the enclosed material.

                                         Sincerely,

                                         Sandler O'Neill & Partners, L.P.

The shares of Common Stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Enclosure
                                       #5

                                 PROXY REQUEST

                               TROY SAVINGS BANK

                          ----------------------------
                               WE NEED YOUR VOTE!
                          ----------------------------

DEAR CUSTOMER OF THE TROY SAVINGS BANK:

YOUR VOTE ON OUR PLAN OF CONVERSION HAS NOT YET BEEN RECEIVED. YOUR VOTE IS
VERY IMPORTANT TO US. PLEASE VOTE AND MAIL THE ENCLOSED PROXY TODAY. IF YOU HAVE MORE THAN ONE ACCOUNT YOU MAY RECEIVE MORE THAN ONE PROXY.

     REMEMBER: VOTING FOR THE PLAN OF CONVERSION DOES NOT OBLIGATE YOU TO BUY STOCK. THE BOARD OF TRUSTEES OF THE TROY SAVINGS BANK HAS UNANIMOUSLY APPROVED THE PLAN OF CONVERSION, INCLUDING THE ESTABLISHMENT OF THE TROY SAVINGS BANK COMMUNITY FOUNDATION, AND URGES YOU TO VOTE IN FAVOR OF THE PLAN OF CONVERSION. YOUR TROY SAVINGS DEPOSIT ACCOUNTS OR LOANS WILL NOT BE AFFECTED IN ANY WAY. DEPOSIT ACCOUNTS WILL CONTINUE TO BE FEDERALLY INSURED BY THE FDIC UP TO APPLICABLE LIMITS.

A POSTAGE-PAID ENVELOPE IS ENCLOSED WITH THE PROXY FORM. IF YOU HAVE ANY QUESTIONS, PLEASE CALL OUR CONVERSION CENTER AT (XXX) XXX-XXXX.

PLEASE VOTE TODAY BY RETURNING ALL PROXY FORMS RECEIVED.

                                              SINCERELY,

                                              THE TROY SAVINGS BANK

#6

QUESTIONS
& ANSWERS

About the
Conversion

[holding company logo]

                                       7-1

                                 QUESTIONS AND
                                    ANSWERS

                              About the Conversion

The Board of Trustees of The Troy Savings Bank has unanimously adopted a Plan of Conversion whereby Troy Savings will convert from a New York State chartered mutual savings bank to a New York State chartered stock savings bank and at the same time become a wholly-owned subsidiary of Troy Financial Corporation, a Delaware corporation formed by Savings Bank to acquire all of its outstanding stock. As part of the conversion, Troy Financial Corporation will be offering its Common Stock for sale pursuant to the terms of the Plan of Conversion.

The Troy Savings Bank is converting to be structured in the form of ownership used by a growing number of savings institutions and to allow it to become even stronger. In addition, as part of the conversion, Troy Savings intends to establish The Troy Savings Bank Community Foundation which will be dedicated to charitable and educational purposes.

It is necessary for Troy Savings to receive the approval of: 1) at least 75% of the votes cast by Voting Depositors in person or by proxy at the Special Meeting; and 2) at least a majority of the votes eligible to be cast at the Special Meeting, so YOUR VOTE IS VERY IMPORTANT. Please return your proxy in the
enclosed        postage-paid envelope marked "PROXY RETURN". YOUR BOARD OF
TRUSTEES URGES YOU TO VOTE "FOR" THE CONVERSION AND TO RETURN YOUR PROXY TODAY.

                          Effect on Deposits and Loans

Q. WILL THE CONVERSION AFFECT ANY OF MY DEPOSIT ACCOUNTS OR LOANS?
A. No. The conversion will have no effect on the balance or terms of any deposit account or loan. Your deposits will continue to be federally insured by the FDIC to the fullest extent permissible by law.

                                       7-2

                                  About Voting

Q. WHO IS ELIGIBLE TO VOTE ON THE CONVERSION?
A. Only depositors with accounts totalling $100 or more on December 31, 1998 ("Voting Record Date") are eligible to vote.

Q. HOW DO I VOTE?
A. You may vote by mailing your signed proxy card(s) in the        postage-paid
   envelope marked "PROXY RETURN." Should you choose to attend the Special Meeting of Depositors and decide to change your vote, you may do so by revoking any previously executed proxy.

Q. AM I REQUIRED TO VOTE?
A. No. Voting Depositors are not required to vote. However, because the conversion will produce a fundamental change in The Troy Savings Bank's corporate structure, the Board of Trustees encourages all Voting Depositors to vote.

Q. WHY DID I RECEIVE SEVERAL PROXIES?
A. If you have more than one account you may have received more than one proxy depending upon the ownership structure of your accounts. PLEASE VOTE, SIGN AND RETURN ALL PROXY CARDS THAT YOU RECEIVED.

Q. DOES MY VOTE FOR CONVERSION MEAN THAT I MUST BUY COMMON STOCK OF TROY FINANCIAL CORPORATION?
A. No. Voting for the Plan of Conversion does not obligate you to buy shares of Common Stock of Troy Financial Corporation.

Q. I HAVE A JOINT SAVINGS ACCOUNT. MUST BOTH PARTIES SIGN THE PROXY CARD?
A. Only one signature is required, but both parties should sign if possible.

Q. WHO MUST SIGN PROXIES FOR TRUST OR CUSTODIAN ACCOUNTS?
A. The trustee or custodian must sign proxies for such accounts, not the beneficiary.

Q. I AM THE EXECUTOR (ADMINISTRATOR) FOR A DECEASED DEPOSITOR. CAN I SIGN THE PROXY CARD?
A. Yes. Please indicate on the card the capacity in which you are signing the card.

                                       7-3

                About The Troy Savings Bank Community Foundation

Q. WHAT IS THE TROY SAVINGS BANK COMMUNITY FOUNDATION AND WHY IS IT BEING ESTABLISHED?
A. In keeping with Troy Savings' long standing commitment to its community, Troy Savings' Plan of Conversion provides for the establishment of a community foundation to be known as The Troy Savings Bank Community Foundation. This foundation will be dedicated to charitable and educational purposes.

Q. HOW WILL THE FOUNDATION BE FUNDED?
A. Troy Financial Corporation will fund the foundation with shares of its Common Stock. Immediately following the conversion, Troy Financial will contribute up to $2.9 million of its Common Stock to the foundation.

Q. WHAT IS THE IMPACT OF THE FOUNDATION ON STOCKHOLDERS' EQUITY AND EARNINGS?
A. The funding of the foundation will impact Troy Financial Corporation stockholders' equity and will have an adverse effect on its earnings in the period in which the foundation is funded, which is expected to be the second quarter of fiscal year 1999.
   The establishment of the foundation, however, was considered in the independent appraisal of the aggregate pro forma market value of Troy Financial Corporation Common Stock. In addition, there are certain tax effects, regulatory considerations and other matters with respect to the foundation. A prospective stockholder should carefully review
   "Summary -- Commitment to Our Community," "Risk Factors -- Factors Which Will Negatively Impact Earnings," and "The Conversion -- Establishment of the Community Foundation" in the Prospectus.

Q. IF I PURCHASE SHARES OF COMMON STOCK IN THE CONVERSION, WILL MY EQUITY AND VOTING INTERESTS BE DILUTED AS A RESULT OF THE ESTABLISHMENT AND FUNDING OF THE FOUNDATION?
A. Upon completion of the conversion and the establishment of the foundation, the foundation will receive up to $2.9 million of Common Stock of Troy Financial Corporation. As a result, persons purchasing shares in the conversion will have their ownership and voting interests diluted by 2.73%.

                                       7-4

                                About The Stock

Investment in Common Stock involves certain risks. For a discussion of these risks and other factors, investors are urged to read the accompanying Prospectus.

Q. WHAT ARE THE PRIORITIES OF PURCHASING THE COMMON STOCK?
A. The Common Stock of Troy Financial Corporation will be offered in the Subscription Offering in the following order of priority:

          - Eligible Account Holders (depositors with accounts totaling $100 or more as of June 30, 1997).

          - Employee Stock Ownership Plan (ESOP).

          - Supplemental Eligible Account Holders (depositors with accounts totaling $100 or more as of December 31, 1998).

          Upon completion of the Subscription Offering and the Community Offering, Common Stock that is not sold in the Subscription and Community Offerings will be offered to members of the general public in a Syndicated Community Offering.

Q. WILL ANY ACCOUNT I HOLD WITH TROY SAVINGS BE CONVERTED INTO COMMON STOCK?
A. No. All accounts remain as they were prior to the conversion. As an Eligible Account Holder or Supplemental Eligible Account Holder, you receive priority over the general public in exercising your right to subscribe for shares of Common Stock.

Q. WILL I RECEIVE A DISCOUNT ON THE PRICE OF THE STOCK?
A. No. Conversion regulations require that the offering price of the stock be the same for everyone: customers, trustees, officers and employees of Troy Savings, and the general public.

Q. HOW MANY SHARES OF STOCK ARE BEING OFFERED, AND AT WHAT PRICE?
A. Troy Financial Corporation is offering for sale up to 10,200,500 shares of Common Stock at a subscription price of $10 per share. Under certain circumstances, Troy Financial Corporation may sell up to 11,730,575 shares (not including any shares contributed to the Foundation).

                                       7-5

Q. HOW MUCH STOCK CAN I PURCHASE?
A. The minimum purchase is 25 shares. As more fully discussed in the Plan of Conversion outlined in the Prospectus, the maximum purchase by any person in the Subscription Offering is $500,000 (50,000 shares); in the Community Offering and Syndicated Community Offering, the maximum purchase by any person, including purchases by associates of such person or entity, is $500,000 (50,000 shares); and the maximum purchase by any person, including purchases by associates of such person or entity in the Subscription and Community Offerings is $1,000,000 (or 100,000 shares) X.0% of the shares offered, or XXX,XXX shares.

Q. HOW DO I ORDER STOCK?
A. You may subscribe for shares of Common Stock by completing and returning the stock order form and certification form, together with your payment, either in person to any branch office of The Troy Savings Bank or by mail in the YELLOW postage-paid envelope marked "STOCK ORDER RETURN." Stock order forms may not be delivered to a walk up or drive through window located at any of the Bank's branch offices.

Q. HOW CAN I PAY FOR MY SHARES OF STOCK?
A. You can pay for the Common Stock by check, cash, money order or withdrawal from your deposit account at Troy Savings. If you choose to pay by cash, you must deliver the stock order form and payment in person to any branch office of Troy Savings and it will be converted to a bank check or a money order. PLEASE DO NOT SEND CASH IN THE MAIL.

Q. WHEN IS THE DEADLINE TO SUBSCRIBE FOR STOCK?
A. An executed stock order form and certification form with the required full payment must be physically received by Troy Savings by 12:00 noon New York time, on XXX, XXX, 1999.

Q. CAN I SUBSCRIBE FOR SHARES USING FUNDS IN MY IRA/QUALIFIED PLAN AT TROY SAVINGS?
A. Applicable regulations do not permit the purchase of Common Stock with your existing IRA or Qualified Plan at Troy Savings. To use such funds to subscribe for Common Stock, you need to establish a "self-directed" trust account with an outside trustee. Please call our Conversion Center if you require additional information. TRANSFER OF SUCH FUNDS TAKES TIME, SO PLEASE MAKE ARRANGEMENTS AS SOON AS POSSIBLE.

                                       7-6

Q. CAN I SUBSCRIBE FOR SHARES AND ADD SOMEONE ELSE WHO IS NOT ON MY ACCOUNT TO MY STOCK REGISTRATION?
A. No. Applicable regulations prohibit the transfer of subscription rights. Adding the names of other persons who are not owners of your qualifying account(s) will result in your order becoming null and void.

Q. WILL PAYMENTS FOR COMMON STOCK EARN INTEREST UNTIL THE CONVERSION CLOSES?
A. Yes. Any payments made by cash, check or money order will earn interest at Troy Savings' passbook rate from the date of receipt to the completion or termination of the conversion. Withdrawals from a deposit account or a certificate of deposit at Troy Savings may be made without penalty to buy Common Stock. Depositors who elect to pay for their Common Stock by withdrawal will continue to receive interest on their accounts until the funds are withdrawn.

Q. WILL DIVIDENDS BE PAID ON THE STOCK?
A. The Board of Directors of Troy Financial Corporation has not made a decision as to the payment of dividends.

Q. WILL MY STOCK BE COVERED BY DEPOSIT INSURANCE?
A. No. The Common Stock cannot be insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC or any other government agency nor is it insured or guaranteed by Troy Financial Corporation or Troy Savings or its holding company.

Q. WHERE WILL THE STOCK BE TRADED?
A. Upon completion of the conversion, Troy Financial Corporation anticipates having its stock quoted on the Nasdaq National Market under the symbol "TRYF".

Q. CAN I CHANGE MY MIND AFTER I PLACE AN ORDER TO SUBSCRIBE FOR STOCK?
A. No. After receipt, your order may not be modified or withdrawn.

                                       7-7

                             Additional Information

Q. WHAT IF I HAVE ADDITIONAL QUESTIONS OR REQUIRE MORE INFORMATION?
A. Troy Savings' Proxy Statement and Prospectus describes the conversion and the Troy Savings Bank Community Foundation in detail. Please read the Proxy Statement and Prospectus carefully before voting or subscribing for stock. If you have any questions after reading the enclosed material you may call our Conversion Center at (XXX) XXX-XXXX, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m. Additional material may only be obtained from the Conversion Center. Please note that the Conversion Center will be closed for Bank holidays. TO ENSURE THAT EACH PURCHASER RECEIVES A PROSPECTUS AT LEAST 48 HOURS PRIOR TO THE EXPIRATION DATE OF XXX, 1998 AT 12:00 NOON, NEW YORK TIME, IN ACCORDANCE WITH RULE 15c2-8 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NO PROSPECTUS WILL BE MAILED ANY LATER THAN FIVE DAYS PRIOR TO SUCH DATE OR HAND DELIVERED ANY LATER THAN TWO DAYS PRIOR TO SUCH DATE.

The shares of Common Stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency nor is the Common Stock insured or guaranteed by The Troy Savings Bank or Troy Financial Corporation.

This is not an offer to sell or a solicitation of an offer to buy Common Stock. The offer is made only by the Prospectus.

                                       7-8

                           L       O       G       O
                             THE TROY SAVINGS BANK

                               PLEASE SUPPORT US
                                   VOTE YOUR
                                PROXY CARD TODAY

IF YOU HAVE MORE THAN ONE ACCOUNT, YOU MAY HAVE RECEIVED MORE THAN ONE PROXY DEPENDING UPON THE OWNERSHIP STRUCTURE OF YOUR ACCOUNTS. PLEASE VOTE, SIGN AND RETURN ALL PROXY CARDS THAT YOU RECEIVED.

#8

                          [TROY FINANCIAL CORPORATION]

                                                             , 1999

Mr. John Smith
00-00 00 Drive
City, State 00000

Dear Mr. Smith:

     We are pleased to announce that the Board of Trustees of The Troy Savings Bank has adopted a plan to convert from a state chartered mutual savings bank to a state chartered stock savings bank. As part of this plan, we have formed a holding company to become the parent company of Troy Savings upon completion of the conversion. We are converting so that Troy Savings will be structured in the form of ownership used by a growing number of savings institutions and to allow Troy Savings to become stronger.

     You are cordially invited to join members of our senior management team at
an informational meeting to be held on           at 7:30 P.M. to learn more
about the conversion and the stock offering.

     A member of our staff will be calling to confirm your interest in attending the meeting.

     If you would like additional information regarding the meeting or our conversion, please call our Conversion Center number at (XXX) XXX-XXXX, Monday through Friday between the hours of 10:00 a.m. to 4:00 p.m. Please note that the Conversion Center will be closed for Bank holidays.

                                         Sincerely,

                                         Signature
                                         Title

The shares of Common Stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy Common Stock. The offer is made only by the Prospectus.

(Printed by Conversion Center)
                                       #9

                          [TROY FINANCIAL CORPORATION]

                                                             , 1999

Dear Subscriber:

     We hereby acknowledge receipt of your order for shares of Common Stock in Troy Financial Corporation.

     At this time, we cannot confirm the number of shares of Troy Financial Corporation Common Stock that will be issued to you. Such allocation will be made in accordance with the Plan of Conversion following completion of the stock offering.

     If you have any questions, please call our Conversion Center at (XXX) XXX-XXXX. Please note that the Conversion Center will be closed for Bank holidays.

                                         Sincerely,

                                         TROY FINANCIAL CORPORATION
                                         Conversion Center

The shares of Common Stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Conversion Center)
                                       #10

                          [TROY FINANCIAL CORPORATION]

                                                             , 1999

Dear Charter Stockholder:

     We appreciate your interest in the stock offering of Troy Financial Corporation. Due to the excellent response from our Eligible Account Holders, we are unable to fill all orders in full. Consequently, in accordance with the
provisions of the Plan of Conversion, you were allocated           shares at a
price of $10.00 per share. If your subscription was paid for by check, a refund of any balance due you with interest will be mailed to you promptly.

     The purchase date and closing of the transaction occurred on           XX,
1999. Trading will commence on the Nasdaq National Market under the symbol
"TRYF" on           XX, 1999. Your stock certificate will be mailed to you
shortly.

     We thank you for your interest in Troy Financial Corporation., and welcome you as a charter stockholder.

                                         Sincerely,

                                         TROY FINANCIAL CORPORATION
                                         Conversion Center

The shares of Common Stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
                                       #11

                          [TROY FINANCIAL CORPORATION]

                                                             , 1999

Dear Interested Investor:

     We recently completed our Subscription and Community Offerings. Unfortunately, due to the excellent response from our Eligible Account Holders, stock was not available for our Supplemental Eligible Account Holders or community friends. If your subscription was paid for by check, a refund of any balance due you with interest will be mailed to you promptly.

     We appreciate your interest in Troy Financial Corporation and hope you become an owner of our stock in the future. The stock trades on the Nasdaq National Market under the symbol "TRYF".

                                         Sincerely,

                                         TROY FINANCIAL CORPORATION
                                         Conversion Center

The shares of Common Stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Conversion Center)
                                       #12

                          [TROY FINANCIAL CORPORATION]

                                                             , 1999

Welcome Shareholder:

     We are pleased to enclose the stock certificate that represents your share of ownership in Troy Financial Corporation, the parent company of The Troy Savings Bank.

     Please examine your stock certificate to be certain that it is properly registered. If you have any questions about your certificate, you should contact our transfer agent immediately at the following address:

                         Register and Transfer Company
                                    Address
                                Telephone Number

     Also, please remember that your certificate is a negotiable security which should be stored in a secure place, such as a safe deposit box or on deposit with your stockbroker.

     On behalf of the Board of Directors of Troy Financial Corporation and the employees of Troy Savings, I would like to thank you for supporting our stock offering.

                                         Sincerely,

                                         Daniel J. Hogarty, Jr.
                                         Chairman of the Board,
                                         President and Chief Executive Officer

The shares of Common Stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Conversion Center)
                                       #13

                          [TROY FINANCIAL CORPORATION]

                                                             , 1999

Dear Interested Subscriber:

     We regret to inform you that The Troy Savings Bank and Troy Financial Corporation, the parent company for Troy Savings, have decided not to accept your order for shares of Troy Financial Corporation Common Stock in our Community Offering. This action is in accordance with our Plan of Conversion which gives Troy Savings, and Troy Financial the absolute right to reject the subscription of any Community Member, in whole or in part, in the Community Offering.

     Enclosed, therefore, is a check representing your subscription and interest earned thereon.

                                         Sincerely,

                                         TROY FINANCIAL CORPORATION.
                                         Conversion Center

(Printed by Conversion Center)
                                       #14

                 [SANDLER O'NEILL & PARTNERS, L.P. LETTERHEAD]

                                                             , 1999

To Our Friends:

     We are enclosing the stock offering material for The Troy Savings Bank, which is now in the process of converting to stock form and forming a holding company called Troy Financial Corporation.

     Sandler O'Neill & Partners, L.P. is managing the Subscription Offering,
which will conclude at 12:00 noon, New York time on                     , 1999.
Sandler O'Neill is also providing conversion agent and proxy solicitation services. If all the stock is not subscribed for in the Subscription Offering and Community Offering, Sandler O'Neill will form and manage a syndicate of broker/dealers to sell the remaining stock.

     Members of the general public, other than residents of             , are
eligible to participate. If you have any questions about this transaction, please do not hesitate to call or write.

                                         Sincerely,

                                         SANDLER O'NEILL & PARTNERS, L.P.

The shares of Common Stock offered in the conversion are not savings accounts or deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(Printed by Sandler O'Neill)
                                       #15

                                 PROXY REQUEST

                               TROY SAVINGS BANK

                          ----------------------------
                               WE NEED YOUR VOTE!
                          ----------------------------

DEAR CUSTOMER OF THE TROY SAVINGS BANK:

YOUR VOTE ON OUR PLAN OF CONVERSION HAS NOT YET BEEN RECEIVED. YOUR VOTE IS
VERY IMPORTANT TO US. PLEASE VOTE AND MAIL THE ENCLOSED PROXY TODAY. IF YOU HAVE MORE THAN ONE ACCOUNT YOU MAY RECEIVE MORE THAN ONE PROXY.

     REMEMBER: VOTING FOR THE PLAN OF CONVERSION DOES NOT OBLIGATE YOU TO BUY STOCK. THE BOARD OF TRUSTEES OF THE TROY SAVINGS BANK HAS UNANIMOUSLY APPROVED THE PLAN OF CONVERSION, INCLUDING THE ESTABLISHMENT OF THE TROY SAVINGS BANK COMMUNITY FOUNDATION, AND URGES YOU TO VOTE IN FAVOR OF THE PLAN OF CONVERSION. YOUR TROY SAVINGS DEPOSIT ACCOUNTS OR LOANS WILL NOT BE AFFECTED IN ANY WAY. DEPOSIT ACCOUNTS WILL CONTINUE TO BE FEDERALLY INSURED BY THE FDIC UP TO APPLICABLE LIMITS.

A POSTAGE-PAID ENVELOPE IS ENCLOSED WITH THE PROXY FORM. IF YOU HAVE ANY QUESTIONS, PLEASE CALL OUR CONVERSION CENTER AT (XXX) XXX-XXXX.

PLEASE VOTE TODAY BY RETURNING ALL PROXY FORMS RECEIVED.

                                              SINCERELY,

                                              THE TROY SAVINGS BANK